AT&T WorldNet Managed Internet Service Terms and Pricing

Exhibit 10.48.5

Omitted information, for which [ * ] has been substituted herein, has been omitted pursuant to a request for confidential treatment and such information has been filed separately with the office of the Secretary of the Securities and Exchange Commission.

           AT&T Managed Internet Service Terms and Pricing Attachment

CUSTOMER Name (Full Legal Name): Easylink Services Corporation

Date of execution of Master Agreement:     ________________________(by CUSTOMER)

                                          s/MA_________________________(by AT&T)

                                          Enter Agent
                                          Code:<<code>>
--------------------------------------------------------------------------------
This Managed Internet Service Terms and Pricing Attachment ("Attachment") is an attachment to the Master Agreement identified above (the "Agreement") and is an integral part of the Agreement. Except as otherwise expressly provided, the service description, pricing information and other terms and conditions related to the AT&T WorldNet Managed Internet Services are set forth at URL: www.att com/abs/serviceguide, as amended from time to time, (hereinafter "the AT&T MIS Service Guide") and are hereby incorporated into this Attachment by reference,

1. Service Provided. AT&T will provide CUSTOMER with the AT&T WorldNet Managed Internet Service ("Service" or "MIS") under this Attachment and any Sales Orders (as defined in Section 2 below), and pursuant to the terms of the Agreement and the AT&T MIS Service Guide. Service will be offered only within the United States including the Commonwealth of Puerto Rico and the United States Virgin Islands. A current description of the Service is contained in the AT&T MIS Service Guide under the heading "AT&T Managed Internet Service Description" ("Service Description'). AT&T may change the Service as provided to CUSTOMER from time to time by publication of the changes in the AT&T MIS Service Guide. Notwithstanding my contrary provision in the Agreement, changes to the AT&T MIS Service Guide on the website will be binding on both AT&T and the CUSTOMER as of he dale the change is posted.

2. Ordering Procedures. The particulars of the Service applicable to CUSTOMER will be set forth in the Sales Order Forms as completed by AT&T and CUSTOMER. It is the responsibility of the CUSTOMER to ensure that the correct information is provided to AT&T for purposes of completing the Sales Order Form. CUSTOMER must submit its initial Sales Order Form within 90 days of the Effective Date.

3. Term and Termination. The Term of this Attachment begins on the date both parties signed the Attachment ("Effective Date') and ends on the last day of the last billing month for any Service ordered. At the end of the Term, this Attachment will remain in effect on a month-to-month basis until terminated by either party upon thirty days' notice to the other.

                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing


      A. Notwithstanding anything to the contrary contained in this Attachment, within thirty (30) days following the Actual Network Activation Date ("ANAD"); with respect to the first CUSTOMER site, CUSTOMER will have a one time right to terminate this Attachment without cause by giving AT&T at least seven days' written notice of termination and providing payment of all charges incurred by AT&T on behalf of CUSTOMER, including but not limited to access facilities cancellation charges. CUSTOMER will not owe the Termination Charges specified in Section 7.

      B.    During the Term CUSTOMER may terminate this Attachment upon thirty
            (30) days' written notice and payment of any applicable Termination Charges specified in Section 7. After the expiration of the Term, either party may terminate this Attachment (without cause) by giving the other party thirty (30) days' written notice to that effect.

      C. If AT&T delays the ANAD for any Service ordered for more than 30 days after the Scheduled Network Activation Date ("SNAD"), and CUSTOMER is not the cause of the delay, then CUSTOMER will have the right to terminate the relevant Service Order Form without owing AT&T the Termination Charges specified in Section 7 by giving AT&T notice within seven days after AT&T has informed CUSTOMER of the delay.

      D. AT&T may terminate this Attachment or any Sales Order immediately upon written notice to CUSTOMER if CUSTOMER violates any term of the Agreement or this Attachment or fails to police violations of its Intermediate Resellers and End Users. Upon such termination, CUSTOMER will be liable for all charges incurred as; of the date of termination and, if applicable, any Termination Charges specified in
            Section 7.

4. Rates and Charges. The rates for the Service are set forth in Appendix A of this Attachment and are applicable for[*]; from the Effective Date ("Ordering Period"). Thereafter, the rates published in the [*], as amended from time to time, are applicable to any Services ordered under this Attachment, unless otherwise agreed in writing by both Parties. The billing cycle will begin on the later of. (1) the ANAD; or (2) one day after the Scheduled Network Activation Date ("SNAD") as specified on the initial Sales Order Form.

5.    Responsibilities of the Parties.

      A. CUSTOMER may purchase local access facilities from AT&T for use in conjunction with the Service. If AT&T is unable to provide such facilities then by signing the accompanying AT&T Agency Agreement (in the form of attached Schedule 1), CUSTOMER authorizes AT&T to act as CUSTOMER's agent for ordering from and coordinating with a third party local access to be used in conjunction with the Service.

      B. AT&T will not directly support, nor interface with, my Intermediate Reseller or End User. CUSTOMER is responsible for training its Intermediate Resellers and End Users and for billing and collecting any amounts CUSTOMER elects to charge its Intermediate Resellers and End Users in connection with the Service.

                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing

      C. CUSTOMER may, from time to time, request that AT&T submit to InterNIC or another Domain Name Registry, on CUSTOMER's behalf, a domain name registration application ("Application") for a domain name selected by CUSTOMER ("Domain Name). If CUSTOMER requests and if AT&T elects, in its sole discretion, to perform such service, the Application will name AT&T as the Internet Service Provider that will host such domain names. AT&T is not a Domain Name Registry. AT&T's charges for Domain Name Registration Services ("DNRS Services") do not include the Domain Name Registry's fees. CUSTOMER will be responsible for, and will promptly pay, all DNRS Services charges and Domain Name Registry's fees. CUSTOMER represents and warrants that: (i) all statements on the Applications are true and correct; (ii) none of the requested Domain Names or CUSTOMER's use of any Domain Name will interfere with the rights of any third party or infringe any trademark, service mark, or other personal, moral, or property right; and (iii) CUSTOMER has a legitimate business purpose for registering each Domain Name, and such purpose relates to CUSTOMER's purchase of the -Service. AT&T may elect to immediately terminate or suspend its hosting of or provision of any DNRS Services with respect to any or all of CUSTOMER's Domain Names in the event that: (i) an Application is rejected; (ii) the Domain Name registration is revoked or placed on "hold" or assigned to a third party; or (iii) AT&T receives or becomes aware of my adverse information, including complaints conflicting claims, disputes, or court orders regarding a particular Domain Name. AT&T offers no warranty with respect to the DNRS Services.

      D. CUSTOMER is responsible for the Content of the messages it transmits, as well as any Content hosted by CUSTOMER or any Intermediate Reseller or End User on behalf of third parties. Customer acknowledges that it has read and agrees to be bound by AT&T's Acceptable Use Policy ("AUP"). The AUP, as it may be revised from time to time, is published at http://www.ipservices.att.com/ policy.html or at such other address as AT&T may specify by notice to the CUSTOMER. Any violation of the AUP constitutes a material breach of this Attachment. For purposes of this Attachment, "Content" means information made available, displayed, or transmitted in connection with the Service (including, without limitation, information made available by means of an HTML "hot link", a third party posting, or similar means) including all trademarks, service marks, and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates upgrades, modifications, and other versions of any of the foregoing.

      E. CUSTOMER is solely responsible for providing my security procedures and controls necessary to limit access to the Service to CUSTOMER's authorized Intermediate Resellers and End Users and any facilities and procedures external to the Service for reconstruction of lost or altered files, data or programs.

      F. CUSTOMER is responsible for establishing (within fifteen (15) calendar days from the Effective Date) designated Customer Points of Contact "CPOCs") to interface with the AT&T-Customer Care Solution Support center.

      G. CUSTOMER understands that the Service (including Internet use) may require registrations and related administrative reports that are public in nature.

                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing

      H. Except for IP addresses expressly registered in CUSTOMER's name, an IP address will remain, at all times, the property of AT&T and will be nontransferable. CUSTOMER will have no right to use such IP addresses upon termination or expiration of this Attachment. IP addresses are allocated by AT&T to CUSTOMER per the Internet Registry (ARIN) guidelines following RFC 2050.

      I. If CUSTOMER or any of its Intermediate Resellers or End Users has in place or adds, after the AT&T installation of the AT&T Managed Firewall Service, any modem, modern pools, or remote communications software packages resident on Personal Computers, or any other circuits or equipment which could create a potential point of entry, the CUSTOMER will be solely responsible for security of its network.


6.    Supplemental Terms and Conditions.

      A.    Software License.

            1. AT&T grants CUSTOMER a personal, non-transferable, and non-exclusive license (without the right to sublicense) to use, m object code form, all software and associated written and electronic documentation and data furnished pursuant to this Attachment (collectively, the "Software), solely in connection with the Service and solely in accordance with applicable written and electronic documentation. CUSTOMER will not reverse assemble, reverse compile, or otherwise attempt to derive a source code version of the Software. The Software will at all times remain the sole and exclusive property of AT&T or-its suppliers. "Third-Party Software' means Software that bears a copyright notice of a third party (other than AT&T). "AT&T Software" means all Software that bears the AT&T (or any of its affiliates or subsidiaries) copyright notice.

            2. CUSTOMER will not copy or download Software, except to the extent expressly provided in the applicable documentation for the Service or in a writing signed by AT&T. Any copy of the Software must contain the same copyright notices and proprietary markings as the original Software. CUSTOMER agrees to comply with any additional restrictions that are provided with any Third-Party Software.

            3. Software is Confidential Information. Notwithstanding the two year period in Section 20 of the Agreement, each item of Software will continue to be Confidential Information until one of the exceptions in the last sentence of Section 19 of the Agreement applies to that item.

            4. CUSTOMER will ensure that its employees, Intermediate Resellers, and End Users comply with the terms and conditions of this Section.

            5. The term of the license granted hereunder will be coterminous with the term of this Attachment.

                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing

            6. AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications during a warranty period of 90 days beginning on the date of delivery of the AT&T Software to CUSTOMER. If CUSTOMER returns to AT&T, within the 90-day warranty period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the, non-compliant portion of the AT&T Software or refund the amount paid by CUSTOMER for such failed or defective AT&T Software. This warranty miff apply only if the AT&T Software is used in accordance with the terms of this Attachment and the Agreement and is not altered, modified, or tampered with by CUSTOMER or its Intermediate Resellers or End Users. This Section states AT&T's entire liability, and CUSTOMER's exclusive remedies against AT&T, for defects or failures in the Software.

      B.    Indemnification.

            CUSTOMER's obligation to indemnify AT&T under Section 16 of the Agreement extends to claims arising on account of or in connection with the Content of any message sent by CUSTOMER, any Intermediate Reseller, and/or any End User.

7.    Termination Charges.

      The "Termination Charge" consists of. (1) 1 00% of the scheduled payments (if any) for each of the months remaining through month 12 of the Service Period as defined in Appendix A; (2) 50% of the scheduled payments, if any, for each of the months remaining in the Service Period through month 24, (3) 25% of the scheduled payments, if my, for each of the months in the Service Period remaining through mouth 36; (4) all discounts, if any, received by CUSTOMER; and (5) any access facilities cancellation charges or other charges incurred by AT&T as a result of such termination.

                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing


                                  Schedule 1
                          AT&T Managed Internet Service
                                Agency Agreement


This Agency Agreement is between AT&T Corp. ("AT&T") and CUSTOMER.

1.    EFFECTIVE DATE

      This Agreement is effective upon the Effective Due of the AT&T Managed Internal Service Terms and Pricing Attachment ("Attachment") and will continue in effect as long as the Attachment is in effect.

2.    SERVICES

      CUSTOMER authorizes AT&T to license for and coordinate installations, and disconnection of tariffed and other services as required by CUSTOMER for its AT&T Service configuration.

3.    PAYMENT OF CHARGES

      All recurring and non-recurring changes billed by vendors for service ordered on CUSTOMER's behalf will be paid by CUSTOMER directly to such vendors and are not the responsibility of AT&T.




4.    LIMITATION OF LIABILITY

      In the event of breach of this Agency Agreement by AT&T CUSTOMER's sole and exclusive remedies will be (a) Customer's light to terminate this Agency Agreement; (b) Customer's right to direct proven damages for damage to real or tangible personal property or damages for bodily injury or death, proximately caused by AT&T's gross negligence; and (c) Customer's right to receive a credit for charges billed to Customer by vendors solely as a result of AT&T's gross negligence Except as provided in subparagraphs
      (b) and (c) above, AT&T will have no liability for either direct indirect, incidental or consequential damages (including lost profits resulting Scot or wising in connection with this Agency Agreement The limitation of liability set forth herein will apply regardless of the Small of action, whether in contract, unmanly, strict liability, loss (including, without limitation, negligent of my End) or otherwise; and regardless of whether a party has been advised of the possibility of such, damages and whether such damages were foreseeable. AT&T will not be responsible for non-performance by my vendor from which AT&T orders Service or equipment on Customer's behalf

5.    COVERAGE

      This Agency Agreement is in effect for all of Customer's locations unless otherwise specified by Customer in writing.


--------------------------------------------------------------------------------
THIS IS THE ENTIRE AGENCY AGREEMENT BETWEEN CUSTOMER AND AT&T WITH RESPECT TO THE ATTACHMENT ANY AMENDMENTS MODIFICATIONS OR CHANGES MUST BE IN WRITING AND SIGNED BY CUSTOMER AND AT&T.

Customer Name: EasyLink Services

By: s/George Frylinck
    ------------------------------
     (Authorized Signature)


George Frylinck
----------------------------------
(Typed or Printed Name)


Vice President
----------------------------------
(Title)


23 Aug 01
---------
(Date)


AT&T CORP.

By: s/Tom Umholtz for Maryann Allen
    -------------------------------
Authorized AT&T Signature
(Contract Management Agent)

Thomas Umholtz for Maryann Allen
-----------------------------------
(Typed or Printed Name)


District Sales Manager
-----------------------------------
 (Title)

9/20/01
-----------------------------------
(Date)


                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing



                     AT&T Managed Internet Service Addendum
                           Pricing Schedule-Appendix A

1. Service Activation Fees.

A. Activation Fee. All MIS solutions require service installation regardless of whether or not CUSTOMER leases the Customer Premise Equipment (CPE) from AT&T or provides the CPE on their own. These service activation fees include implementation, registration, equipment configuration (MIS with Managed Router only), and access line coordination. These service activation fees do not include inside wiring fees.

----------------------------------------------------------------------------------------------
                                    MIS with Managed Router                      MIS
----------------------------------------------------------------------------------------------
        Access Speed             Tele-Install           On-site     Tele-Install    On-site
----------------------------------------------------------------------------------------------
          56 Kbps                     [*]                 [*]            [*]          [*]
----------------------------------------------------------------------------------------------
    128 Kbps - 1.5 Mbps               [*]                 [*]            [*]          [*]
----------------------------------------------------------------------------------------------
 NxT1 (3.0 Mbps - 6.0 Mbps)           [*]                 [*]            [*]          [*]
----------------------------------------------------------------------------------------------
       Tiered/Full T3                 [*]                                [*]          [*]
----------------------------------------------------------------------------------------------
            OC3                       [*]                                [*]          [*]
------------------------------------------------------------------- -------------------------
            OC12                      [*]                                [*]          [*]
----------------------------------------------------------------------------------------------

*Pricing provided on a case-by-case basis.

**The Non Recurring Charges applicable to MIS Ports vary by type of Service as specified in the preceding chart. A separate Service Period will apply with respect to each MIS Port ordered during the Ordering Period, as specified by CUSTOMER at the time the MIS Port is ordered.

B. Discount. [*]:
                   ------------------------------------------------------------
                   MIS Port Service Period             Discount
                   ------------------------------------------------------------
                   12 Months                           [*]
                   ------------------------------------------------------------
                   24 Months                           [*]
                   ------------------------------------------------------------
                   36 Months                           [*]
                   ------------------------------------------------------------

2.       Move Charges

A.       Activation Fee.

--------------------------------------------------------------------------------
Re-installation of AT&T MIS at a New Location (Customer Driven)  [*]per location
--------------------------------------------------------------------------------
Re-installation services performed outside of standard
operating hours (8:00 a.m. to 5:00 p.m. Monday through Friday)  [*]per location.
--------------------------------------------------------------------------------
Additional one time charges my apply far services and
support Minimum [*] Rendered in excess of what is
provided. AT&T and the Customer will Mutually agree upon
these charges (minimum[*]) when services or Support is
rendered.
--------------------------------------------------------------------------------

B.   Discount. [*].

                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing

3. Monthly Recurring Charges. The Monthly Recurring Charges applicable to AT&T WorldNet Managed Internet Service (MIS) Ports vary by type of Service as well as Service Term, as specified in the following tables A separate Service Period will apply with respect to each MIS Port; ordered during the Ordering Period, as specified by CUSTOMER at the time the MIS Port is ordered. The Service Period will begin on the later of (1) the Actual Network Activation Date ("ANAD"); or (2) one day after the Scheduled Network Activation Date ("SNAD"). A discount will apply to the Monthly Recurring Charges for MIS Ports ordered under this Attachment. based upon the Service Period as defined in the chart below. The only discounts, credits or promotions that apply to MIS we those specifically provided for in this Attachment. AT&T reserves the right to increase from time to time the rates for Services under this Attachment, regardless of any provisions that would otherwise stabilize rates or limit rate increases, relating to charges or payment obligations imposed on AT&T stemming from an order, rule or regulation of-die Federal Communications Commission, state regulatory authorities, or a court of competent jurisdiction, concerning universal service fund ("USF") charges, or as otherwise needed to recover amounts it is required by governmental or quasi-governmental authorities to collect from or pay to others in support of statutory or regulatory program. AT&T will make rate adjustments under this provision as necessary.

      A.    Tiered Service

            1.    T1 - (Access Method. Private Line, Local Channel not Included)


                          ----------------------------------------------------
                            Monthly Fee for     Basic       MIS w/Managed
                                MIS Port                    Router (Plus)
                          ----------------------------------------------------
                                 56 Kbps                [*]                  [*]
                                128 Kbps               [*]                  [*]
                                256 Kbps               [*]                  [*]
                                384 Kbps               [*]                  [*]
                                512 Kbps               [*]                  [*]
                                768 Kbps               [*]                  [*]
                               1.024 Mbps              [*]                  [*]
                                1.5 Mbps               [*]                  [*]


            2. NxT1 - (Access Method: Private Line, Local Channel not included)

                          -----------------------------------------------------
                             Monthly Fee for     Basic       MIS w/Managed
                                MIS Port                     Router (Plus)
                          -----------------------------------------------------
                                 3 Mbps           [*]             [*]
                                 4.5Mbps          [*]             [*]
                                 6 Mbps           [*]             [*]

B.    HiCap Flex Option

      3. HiCap Flex T3 Option (Access Method: Private Line, Local Channel not included)

             -------------------------------------------------------------------
                 Tiered          MIS Basic         MIS Plus       Incremental
                Bandwidth         Monthly          Monthly         Usage Fee
               Commitment        List Rate        List Rate         per Meg
             -------------------------------------------------------------------
                   2M               [*]              [*]              [*]
                   3M               [*]              [*]              [*]
                   4M               [*]              [*]              [*]
                   5M               [*]              [*]              [*]
                   6M               [*]              [*]              [*]
                   7M               [*]              [*]              [*]
                   8M               [*]              [*]              [*]
                   9M               [*]              [*]              [*]
                   10M              [*]              [*]              [*]
                   15M              [*]              [*]              [*]
                   20M              [*]              [*]              [*]
                   25M              [*]              [*]              [*]
                   3OM              [*]              [*]              [*]
                   35M              [*]              [*]              [*]
                   40M              [*]              [*]              [*]
                   45M              [*]              [*]              [*]


                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing


      2. HiCap Flex OC-3 Option (Access Method: Private Line, Local Channel not Included)

               -----------------------------------------------------------------
                  Tiered         MIS Basic          MIS Plus        Incremental
                Bandwidth         Monthly            Monthly         Usage Fee
                Commitment       List Rate          List Rate         per Meg
               -----------------------------------------------------------------
                   35M              [*]                [*]              [*]
                   40M              [*]                [*]              [*]
                   45M              [*]                [*]              [*]
                   60M              [*]                [*]              [*]
                   70M              [*]                [*]              [*]
                   80M              [*]                [*]              [*]
                   90M              [*]                [*]              [*]
                   100M             [*]                [*]              [*]
                   120M             [*]                [*]              [*]
                   144M             [*]                [*]              [*]
                   155M             [*]                [*]              [*]


      3. HiCap Flex OC-12 Option (Access Method; Private Line Local Channel not Included)
              ------------------------------------------------------------------
                 Tiered           MIS Basic          MIS Plus        Incremental
                Bandwidth           Monthly            Monthly         Usage Fee
                Commitment         List Rate          List Rate         per Meg
              ------------------------------------------------------------------
                 70 Mbps              [*]                [*]              [*]
                 80 Mbps              [*]                [*]              [*]
                 90 Mbps              [*]                [*]              [*]
                 100 Mbps             [*]                [*]              [*]
                 120 Mbps             [*]                [*]              [*]
                 144 Mbps             [*]                [*]              [*]
                 155 Mbps             [*]                [*]              [*]
                 200 Mbps             [*]                [*]              [*]
                 250 Mbps             [*]                [*]              [*]
                 300 Mbps             [*]                [*]              [*]
                 350 Mbps             [*]                [*]              [*]
                 400 Mbps             [*]                [*]              [*]
                 450 Mbps             [*]                [*]              [*]
                 500 Mbps             [*]                [*]              [*]
                 550 Mbps             [*]                [*]              [*]
                 600 Mbps             [*]                [*]              [*]
                 622 Mbps             [*]                [*]              [*]


                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing


C.    Discount.


      1. Standard Discount - the following discounts apply for [*]provided under this Attachment:

              ------------------------------------------------------------------
                    MIS Service                         Discounts
                                            12 Months    24 Months    36 Months
              ------------------------------------------------------------------
                    [*]
                    [*]                        [*]          [*]          [*]
                    [*]                        [*]          [*]          [*]

                    [*]

                    [*]                        [*]          [*]          [*]
                    [*]                        [*]          [*]          [*]

                    [*]                        [*]          [*]          [*]
                    [*]                        [*]          [*]          [*]

              ------------------------------------------------------------------
                                                        Discounts
                    [*]                   12 Months     24 Months      36 Months
              ------------------------------------------------------------------
                    [*]                       [*]           [*]           [*]
              ------------------------------------------------------------------
                                                        Discounts
                    [*]                    12 Months     24 Months     36 Months
              ------------------------------------------------------------------
                    [*]                       [*]           [*]           [*]


                           AT&T/CUSTOMER PROPRIETARY

AT&T WorldNet Managed Internet Service Terms and Pricing

NOTES:

1. Unless waived as per Section 1.B above for Tele-Install, Service Activation Sees are a one-time charge due within 30 days of service commencement.

2. All On-Site OC-3 Service and T3 Plus Service Activation fees will be provided to the customer on a case by case basis. Additional charges may apply for services or features not specified herein, including location changes and professional services.

3. The features of the MIS Tiered and Burstable Service are contained in the Service Guide.

4. When the Customer purchases MS Burnable Service, the Port CPE Lease and Management, Domain Name System Administration, Network News feeds, Packet Filtering, and Usage Reports are included.

5. With AT&T Burstable Service, the customer receives full access and can burst to the full 1.544, 45 or 155 Mbps at my time. The monthly rate is based an sustained usage. AT&T will measure usage samples at five minute intervals in each direction, leaving and entering the site. The level of utilization below which ninety-five percent (95%), rounded downward, of the samples fall is the sustained usage.

6. AT&T Burstable Service includes for life of contract stated bandwidth Domain Name Service, IP address space, Monitoring/ Maintenance and AT&T-owned Customer Premise Equipment.

7. If Customer subscribes to the AT&T MIS Burstable Service all rights, title and interest in all the fiber optic or other facilities and associated equipment provided by AT&T shall at all times remain exclusively with AT&T. Customer acknowledges that all routing equipment supplied by AT&T in support of AT&T MIS Burstable Service is for management of Customer/AT&T demarcation point and shall not be used for anything other than AT&T MIS Burstable Service. Customer shall not create my liens or encumbrances with respect to such facilities or equipment Upon termination of AT&T MIS Burstable Service, AT&T shall remove, or request Customer to return at AT&T's expense, AT&T's equipment and shall haw the right, but not the obligation, to remove all other facilities from my applicable premises; in addition, AT&T shall have no responsibility for the maintenance and repair of, or liability of any kind with respect to, facilities and equipment which it does not furnish.

8. Customer is responsible for arranging access to my of the rights of way, conduit and equipment space necessary to provide my AT&T MIS Service on its premises for installation, maintenance, repair and removal of facilities required for all AT&T MIS Service AT&T shall also have the right to obtain access to its cable installed in Customer-provided conduit at any splice or junction box.

9. If required, for On Site MIS, Customer shall arrange for and timely provide the necessary access to my rights of way, equipment space, conduit, electrical power and environmental conditions which AT&T deems necessary to provide, maintain or remove any equipment required for my of the Services on all applicable premises without charge or cost to AT&T. AT&T will also have the right to obtain access to my of its wiring installed in my conduit provided by Customer at my splice or junction box. Customer also agrees to provide AT&T with a safe place to work and to prow all AT&T facilities against fire theft, vandalism or other casualty. Customer shall be responsible for compliance with all governmental and third party requirements relating to such equipment space and conduit.


                           AT&T/CUSTOMER PROPRIETARY